Putnam
New York
Investment Grade
Municipal Trust

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

10-31-99


[LOGO: BOSTON * LONDON * TOKYO]


From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

As some of the most sought-after bonds in the municipal market, New York municipal securities, including those that make up Putnam New York Investment Grade Municipal Trust's portfolio, remain in high demand. However, the Federal Reserve Board's bias toward raising interest rates and lingering questions about the strength of the economy unnerved fixed-income investors for much of the six months ended October 31, 1999. Bond prices fell sharply and yields rose during the period, as investors grappled with fears of higher inflation. In October, however, some welcome economic news suggested that the vigorous U.S. economy might actually be cooling. Value-minded, tax-sensitive investors took advantage of the attractive bond prices, and municipal bond prices strengthened a bit. Thus, while performance for this semiannual period is somewhat disappointing, your fund's manager, Richard Wyke, believes more rewarding opportunities lie ahead.

Total return for 6 months ended 10/31/99

                NAV                      Market price
--------------------------------------------------------------------------
              -5.02%                        -6.64%
--------------------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods begins on page 7.


* HIGHER RATES MAY HAVE SILVER LINING

Although there are no guarantees in investing, if history tells us anything about bond investing, it is this: buying a bond fund after a bad year is a smart thing to do. The bond market has endured its toughest year since 1994, making it the second-worst year on record, as a result of two moves by the Fed to raise interest rates and inflation fears. Today we believe investors are faced with considerable opportunities -- just as there were opportunities following the bond bear markets of 1989 and 1994.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

A -- 26.0%

Baa/BBB -- 20.6%

Aaa/AAA -- 34.9%

Aa/AA -- 18.5%

Footnote reads:
*As a percentage of market value as of 10/31/99. A bond rated Baa/BBB or higher is considered investment grade. All ratings reflect Moody's and Standard & Poor's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.

The rise in interest rates produced one particularly desirable outcome. Yields across the municipal bond universe crossed into the 6% territory. The situation is creating attractive opportunities for Rick to lock in additional income. Recently a 30-year AAA-rated municipal bond offered a 6% yield -- a superb level of tax-free income, registering almost 97% of the yield on a 30-year taxable Treasury bond. With inflation still remarkably low at 3% or less, the after-tax, after-inflation returns are the highest they have been in years.


"Whether it's restructuring their asset allocation, putting available cash to work after months of sideline-sitting, or just enhancing their already hefty tax-free portfolios, many retail investors are buying municipals with hurricane force."

-- The Bond Buyer, September 23, 1999


Most of this attractive opportunity can be explained by the Y2K issue, which has had a massive impact on all markets, except for Treasuries. Most municipalities have accelerated their bond issues out of concern that Y2K complications may affect the financial markets. We expect a supply void in the fourth quarter as issuers dodge any potential complications with settlement issues at year's end. If this occurs, it should support higher bond prices.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Education            22.6%

Transportation       17.3%

Hospitals/
health care          15.3%

Utilities            15.0%

Housing               4.4%

Footnote reads:
*Based on net assets as of 10/31/99. Holdings will vary over time.


* STEEPENING YIELD CURVE BENEFITS LEVERAGING STRATEGY

Interest rates on long-term municipal bonds climbed approximately half a percentage point during the semiannual period. Shorter-term rates rose less dramatically, resulting in a steeper municipal bond yield curve. The attractive spread between short- and long-term yields makes the fund's leveraging strategy particularly productive.

With leveraging, the fund issues preferred shares that pay dividends at prevailing short-term money market rates. These shares are sold to corporate and institutional investors; the resulting assets are then invested in longer-term bonds with higher yields. The difference between the rates paid to holders of preferred shares and the rates earned by the fund augments the flow of income to holders of common shares. Thus the greater the spread between longer- and shorter-term rates, the greater the benefit to the common shareholders.

* SECTORS HELPED BY STRONG ECONOMY

While higher interest rates are negatively affecting bond prices at present, Rick remains quite optimistic about prospects for your fund's holdings over the longer term. The resiliency of the U.S. economy has been one of the biggest contributors to the improving creditworthiness of the underlying issuers. Three sectors, New York City general obligation, airline, and utilities bonds, illustrate this point.

The rating agencies continue to view New York municipal debt extremely favorably. The booming securities industry, which is largely credited with sparking several years of prosperity, is helping the state's economy grow at its fastest pace since the 1980s. In New York City, three years of record operating surpluses have led to a reduced reliance on short-term borrowing. The fund's pool of New York City general obligation bonds has been a direct beneficiary and they have been experiencing repeated upgrades by the rating agencies.

In the transportation sector, a booming economy helped the airline industry post record years of profits in 1997 and 1998. Today airlines remain quite attractive, but the recent surge in jet fuel prices, harsh hurricane weather, and the potential for fare wars are likely to pinch earnings over the near term. Rick remains optimistic about prospects for the fund's holdings, including investments in bonds backed by revenues generated by American Airlines, given the increased level of international travel brought on by economic recovery in Asia and Latin America. In addition, distribution costs are falling as commission payments to travel agents decline and bookings through Web sites increase.

Deregulation continues to shape the utilities industry. Fund holdings are focused on providers of electricity through proprietary transmission and distribution systems rather than through the less stable generation of electric power. Investments in Long Island Power Authority bonds are performing better than analysts' expectations because of the strong economy, effective management, and a commitment to debt reduction.

Another revenue bond backed by Consolidated Edison, which provides electric service to New York City and surrounding communities, should benefit from ConEd's pending acquisition of Northeast Utilities to expand its market. The new acquisition is currently selling its electricity-generating assets to focus exclusively on transmission and distribution. Rick anticipates that Northeast Utilities'-backed bonds will experience a credit upgrade as the utility moves away from its fully integrated status.

* OUTLOOK CALLS FOR PATIENCE, NOT PANIC

Although the Fed did not raise interest rates in October, it did take action in November, leading to expectations that further increases could follow. However, these expectations have already been priced into the bond market's behavior, clearing the way for better performance. There may be some stumbling blocks ahead, but Rick believes that the major ones are behind us. With this sentiment, he is now more inclined to take slightly more risk in the portfolio, extending maturities as opportunities arise. It has always been our belief that bear markets are not bad as long as investors do not panic. Bear markets provide us with the opportunity to add yield, find exceptional credits, and improve call protection -- strategies that can be rewarding for shareholders over time.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
December 15, 1999

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 10/31/99, there is no guarantee the fund will continue to hold these securities in the future.


Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam New York Investment Grade Municipal Trust is designed for investors seeking high current income free from federal, state, and New York City income tax, consistent with preservation of capital.


TOTAL RETURN FOR PERIODS ENDED 10/31/99

                                              Lehman Bros.   Consumer
                                     Market    Municipal      price
(common shares)               NAV    price    Bond Index      index
-----------------------------------------------------------------------------
6 months                    -5.02%   -6.64%     -3.46%         1.20%
-----------------------------------------------------------------------------
1 year                      -3.77    -8.87      -1.78          2.69
-----------------------------------------------------------------------------
5 years                     34.35    41.94      39.77         12.51
Annual average               6.08     7.26       6.93          2.39
-----------------------------------------------------------------------------
Life of fund (11/27/92)     43.82    30.37      49.85         18.45
Annual average               5.39     3.91       6.02          2.48
-----------------------------------------------------------------------------


TOTAL RETURN FOR PERIODS ENDED 9/30/99 (most recent calendar quarter)

                                                          Market
(common shares)                                NAV        price
-----------------------------------------------------------------------------
6 months                                       1.83%      -3.70%
-----------------------------------------------------------------------------
1 year                                        -2.64       -7.23
-----------------------------------------------------------------------------
5 years                                       33.55       37.80
Annual average                                 5.96        6.62
-----------------------------------------------------------------------------
Life of fund (11/27/92)                       45.83       30.96
Annual average                                 5.67        4.02
-----------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value and market price will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.


PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 10/31/99

----------------------------------------------------------------------------
Distributions (common shares)
----------------------------------------------------------------------------
Number                                               6
----------------------------------------------------------------------------
Income                                            $0.405
----------------------------------------------------------------------------
Capital gains1                                      --
----------------------------------------------------------------------------
  Total                                           $0.405
----------------------------------------------------------------------------
Preferred shares Series A (200 shares)
----------------------------------------------------------------------------
Income                                           $801.65
----------------------------------------------------------------------------
Capital gains1                                      --
----------------------------------------------------------------------------
  Total                                          $801.65
----------------------------------------------------------------------------
Share value (common shares)              NAV             Market price
----------------------------------------------------------------------------
4/30/99                                 $14.03              $13.875
----------------------------------------------------------------------------
10/31/99                                 12.93               12.563
----------------------------------------------------------------------------
Current return (common shares)
----------------------------------------------------------------------------
Current dividend rate2                    6.26%               6.45%
----------------------------------------------------------------------------
Taxable equivalent3                      11.54               11.89
----------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Income portion of most recent distribution, annualized and divided by NAV or market price at end of period.

3 Assumes maximum 45.77% combined federal, state, and city tax rate.
  Results for investors subject to lower tax rates would not be as advantageous.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities and the net assets allocated to remarketed preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.


Comparative benchmarks

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. This index assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A guide to the financial statements

These sections of the report constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



The fund's portfolio
October 31, 1999 (Unaudited)

KEY TO ABBREVIATIONS
AMBAC                 -- AMBAC Indemnity Corporation
FGIC                  -- Financial Guaranty Insurance Company
FHA Insd.             -- Federal Housing Administration Insured
FSA                   -- Financial Security Assurance
G.O. Bonds            -- General Obligation Bonds
IFB                   -- Inverse Floating Rate Bonds


MUNICIPAL BONDS AND NOTES (98.0%) (a)
PRINCIPAL AMOUNT                                                                                RATING (RAT)         VALUE
New York (88.9%)
--------------------------------------------------------------------------------------------------------------------------
         $  860,000  Ithaca, Hsg. Corp. Mtge. Rev. Bonds
                       (Eddygate Park Apts.), 9s, 6/1/06                                        BBB+/P         $   869,675
          1,000,000  Long Island, Pwr. Auth. NY Elec. Syst. Rev. Bonds,
                       Ser. A, 5 1/4s, 12/1/26                                                  A-                 870,000
            500,000  Metropolitan Trans. Auth. Svcs. Contract
                       Rev. Bonds (Trans. Fac.), Ser. O, 5 3/4s, 7/1/13                         Baa1               501,875
          1,000,000  Niagara Falls NY City Schl. Dist. , 5 7/8s, 6/15/19                        Baa3               957,500
                     NY City, G.O. Bonds
          1,385,000    Ser. A, 8s, 8/15/19                                                      AAA              1,494,069
            235,000    Ser. B, 6 3/4s, 10/1/17                                                  A3                 253,213
            500,000    Ser. I, 6 1/4s, 4/15/17                                                  A3                 508,750
             25,000    Ser. I, 6 1/4s, 4/15/17, Prerefunded                                     A3                  27,156
             65,000    Ser. D, 6s, 2/15/25                                                      A3                  64,025
             50,000    Ser. D, 6s, 2/15/25, Prerefunded                                         A3                  53,250
          1,000,000    Ser. F, 5 7/8s, 8/1/24                                                   A3                 967,500
          1,155,000    Ser. F, 5 3/4s, 2/1/19                                                   A3               1,113,131
          2,000,000  NY City, G.O. Bonds IFB, AMBAC, 8.12s, 9/1/11(SEG)                         Aaa              2,107,500
          1,000,000  NY City, Indl. Dev. Agcy. Rev. Bonds
                       (Terminal One Group), 6s, 1/1/15                                         A                  996,250
                     NY City, Indl. Dev. Agcy. Special Fac. Rev. Bonds
                       (American Airlines, Inc.)
          1,500,000    8s, 7/1/20                                                               Baa1             1,353,750
          1,525,000    6.9s, 8/1/24                                                             Baa1             1,584,094
          1,500,000  NY City, Muni. Wtr. & Swr. Fin. Auth. Rev. Bonds,
                       Ser. A, 4 3/4s, 6/15/31                                                  Aaa              1,211,250
          1,300,000  NY State Dorm. Auth. IFB (Cornell U.), 10.702s,
                       7/1/30 (acquired 1/6/93, cost $1,533,675) (RES)                          Aa2              1,383,096
                     NY State Dorm. Auth. Rev. Bonds
          1,500,000    (State U. Edl. Fac.), Ser. A, 7 1/2s, 5/15/13                            A                1,753,125
          2,000,000    (Cornell U.), Ser. A, 7 3/8s, 7/1/20                                     Aa2              2,074,100
          2,000,000    (Mental Hlth. Svcs. Fac.), Ser. A, 5 3/4s, 2/15/27                       A3               1,887,500
          1,190,000    (City U. Syst. Construction), Ser. 1, 5 1/4s, 7/1/17                     Baa1             1,069,513
          2,000,000  NY State Energy Res. & Dev. Auth. Elec. Fac.
                       Rev. Bonds (Consolidated Edison Co. of NY, Inc.),
                       Ser. A, 7 1/2s, 1/1/26                                                   A1               2,030,720
          1,000,000  NY State Energy Res. & Dev. Auth. Poll. Control
                       Rev. Bonds (Niagra Mohawk Pwr. Corp.), Ser. A,
                       FGIC, 7.2s, 7/1/29                                                       Aaa              1,100,000
          1,600,000  NY State Env. Fac. Corp. Poll. Control Rev. Bonds
                       (State Wtr. Revolving Fund), Ser. A, 7 1/2s,
                       6/15/12                                                                  Aa2              1,660,592
          2,000,000  NY State Hsg. Fin. Agcy. Svcs. Contract Oblig.
                       Rev. Bonds, Ser. A, 5 7/8s, 9/15/14                                      Baa1             1,992,500
                     NY State Med. Care Fac. Fin. Agcy. Rev. Bonds
            360,000    (Mental Hlth.), Ser. D, 7.4s, 2/15/18                                    A3                 381,600
            940,000    (Mental Hlth.), Ser. D, 7.4s, 2/15/18, Prerefunded                       A3               1,017,550
          1,720,000    (Hosp. & Nursing Home Insd. Mtge.), Ser. C,
                       6.65s, 8/15/32                                                           Aa2              1,786,650
             80,000    (Hosp. & Nursing Home Insd. Mtge.), Ser. C,
                       6.65s, 8/15/32, Prerefunded                                              Aa2                 86,100
            895,000    (Hosp. & Nursing Home Insd. Mtge.), Ser. D,
                       FHA Insd., 6.6s, 2/15/31                                                 AAA                929,681
            905,000    (Hosp. & Nursing Home Insd. Mtge.), Ser. D,
                       FHA Insd., 6.6s, 2/15/31, Prerefunded                                    AAA                978,531
          1,800,000    (Hosp. & Nursing Home Insd. Mtge.), Ser. C,
                       FHA Insd., 6 3/8s, 8/15/29                                               AAA              1,876,500
          2,075,000  NY State Urban Dev. Corp. Rev. Bonds, 7 1/2s,
                       4/1/20                                                                   Aaa              2,209,875
          1,000,000  Onondaga Cnty., Indl. Dev. Agcy. Rev. Bonds
                       (Bristol-Meyers Squibb Co.), 5 3/4s, 3/1/24                              Aaa                977,500
          1,400,000  Port Auth. NY & NJ Cons. Rev. IFB, 8.936s, 8/1/26
                       (acquired 7/19/93, $1,687,700) (RES)                                     AA-              1,519,000
                                                                                                             -------------
                                                                                                                41,647,121

Puerto Rico (9.1%)
--------------------------------------------------------------------------------------------------------------------------
          1,500,000  PR Elec. Pwr. Auth. IFB, FSA, 8.208s, 7/1/23                               Aaa              1,657,500
          1,033,921  PR Hsg. Fin. Corp. Rev. Bonds (Bayamon Hsg. Dev.),
                       FHA Insd., 7 1/2s, 7/1/21                                                BBB+/P           1,138,606
          1,365,000  PR Pub. Bldg. Auth. Gtd. Ed. & Hlth. Fac. Rev. Bonds,
                       Ser. L, 6 7/8s, 7/1/21                                                   Aaa              1,475,906
                                                                                                             -------------
                                                                                                                 4,272,012
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments (cost $46,871,739) (b)                                                $  45,919,133
--------------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $46,834,464.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at
      October 31, 1999 for the securities listed. Ratings are generally ascribed to securities at the time of issuance.
      While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at October 31, 1999. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

  (b) The aggregate identified cost on a tax basis is $46,945,029, resulting in gross unrealized appreciation and depreciation of $658,281 and $1,684,177, respectively, or net unrealized depreciation of $1,025,896.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at October 31, 1999.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at October 31, 1999 was $2,902,096 or 6.2% of net assets.

      The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, are the current interest rates at October 31, 1999.

      The fund had the following industry group concentrations greater than 10% at October 31, 1999 (as a percentage of net assets):

          Education                22.6%
          Transportation           17.3
          Hospital/health care     15.3
          Utilities                15.0

      The fund had the following insurance concentration greater than 10% at October 31, 1999 (as a percentage of net assets):

          FHA Insd.                10.5%


-------------------------------------------------------------------------------
Futures Contracts Outstanding at October 31, 1999 (Unaudited)
                                     Aggregate Face     Expiration  Unrealized
                         Total Value     Value             Date    Depreciation
-------------------------------------------------------------------------------
Muni Bond Index (long)   $4,415,000    $4,541,703         Dec-99    $(126,703)
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
October 31, 1999 (Unaudited)
Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $46,871,739) (Note 1)                                              $45,919,133
-----------------------------------------------------------------------------------------------
Cash                                                                                    390,771
-----------------------------------------------------------------------------------------------
Interest receivable                                                                     786,955
-----------------------------------------------------------------------------------------------
Receivable for variation margin                                                          40,000
-----------------------------------------------------------------------------------------------
Total assets                                                                         47,136,859

Liabilities
-----------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                   192,153
-----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                             84,458
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                3,277
-----------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                             9,981
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                354
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                   12,172
-----------------------------------------------------------------------------------------------
Total liabilities                                                                       302,395
-----------------------------------------------------------------------------------------------
Net assets                                                                          $46,834,464

Represented by
-----------------------------------------------------------------------------------------------
Series A remarketed preferred shares (200 shares issued and
outstanding at $50,000 per share) (Note 4)                                          $10,000,000
-----------------------------------------------------------------------------------------------
Paid-in capital -- common shares (unlimited shares authorized) (Note 1)              39,510,376
-----------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                             99,336
-----------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                                (1,695,939)
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                           (1,079,309)
-----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                          $46,834,464

Net assets available to:
-----------------------------------------------------------------------------------------------
Series A remarketed preferred shares                                                $10,000,000
-----------------------------------------------------------------------------------------------
Cumulative undeclared dividends on remarketed preferred shares                            8,767
-----------------------------------------------------------------------------------------------
Net assets allocated to remarketed preferred
shares -- liquidation preference                                                    $10,008,767
-----------------------------------------------------------------------------------------------
Net assets available to common shares                                               $36,825,697
-----------------------------------------------------------------------------------------------
Net asset value per common share
($36,825,697 divided by 2,847,092 shares)                                                $12.93
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of operations
Six months ended October 31, 1999 (Unaudited)
Tax exempt interest income:                                                         $ 1,545,895
-----------------------------------------------------------------------------------------------

Expenses:
-----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                        170,300
-----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                           24,456
-----------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                         4,540
-----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                          2,195
-----------------------------------------------------------------------------------------------
Reports to shareholders                                                                   6,205
-----------------------------------------------------------------------------------------------
Registration fees                                                                            75
-----------------------------------------------------------------------------------------------
Auditing                                                                                 21,651
-----------------------------------------------------------------------------------------------
Legal                                                                                     2,513
-----------------------------------------------------------------------------------------------
Postage                                                                                   1,656
-----------------------------------------------------------------------------------------------
Preferred share remarketing agent fees                                                   19,249
-----------------------------------------------------------------------------------------------
Exchange listing fees                                                                       667
-----------------------------------------------------------------------------------------------
Total expenses                                                                          253,507
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                               (6,281)
-----------------------------------------------------------------------------------------------
Net expenses                                                                            247,226
-----------------------------------------------------------------------------------------------
Net investment income                                                                 1,298,669
-----------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                         (9,540)
-----------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                        (184,538)
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and
futures contracts during the period                                                  (2,928,329)
-----------------------------------------------------------------------------------------------
Net loss on investments                                                              (3,122,407)
-----------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                                $(1,823,738)
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                               Six months ended      Year ended
                                                                                     October 31        April 30
                                                                                          1999*            1999
---------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
---------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------
Net investment income                                                               $ 1,298,669     $ 2,593,427
---------------------------------------------------------------------------------------------------------------
Net realized loss on investments                                                       (194,078)       (126,307)
---------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments                            (2,928,329)        359,370
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                                                            (1,823,738)      2,826,490

Distributions to remarketed preferred shareholders:
---------------------------------------------------------------------------------------------------------------
From net investment income                                                             (160,329)       (312,726)
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations applicable to common shareholders
(excluding cumulative undeclared dividends on
remarketed preferred shares of $8,767 and
$18,986, respectively)                                                               (1,984,067)      2,513,764

Distributions to common shareholders:
---------------------------------------------------------------------------------------------------------------
From net investment income                                                           (1,152,833)     (2,308,606)
---------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                              (3,136,900)        205,158

Net assets
---------------------------------------------------------------------------------------------------------------
Beginning of period                                                                  49,971,364      49,766,206
---------------------------------------------------------------------------------------------------------------
End of period (including undistributed net investment
income of $99,336 and $113,829, respectively)                                       $46,834,464     $49,971,364

Number of fund shares
---------------------------------------------------------------------------------------------------------------
Common shares outstanding at beginning and end of period                              2,847,092       2,847,092
---------------------------------------------------------------------------------------------------------------
Remarketed preferred shares outstanding at beginning and
end of period                                                                               200             200
---------------------------------------------------------------------------------------------------------------

 * Unaudited

   The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a share outstanding throughout the period)

------------------------------------------------------------------------------------------------------------------------------------
                                Six months
                                   ended
Per-share                       October 31
operating performance           (Unaudited)                                    Year ended April 30
------------------------------------------------------------------------------------------------------------------------------------
                                    1999             1999             1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
period (common shares)            $14.03           $13.96           $13.49           $13.54           $13.50           $13.86
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                .46              .91              .95              .95              .98             1.06
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments         (1.10)             .08              .45             (.07)             .07             (.26)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations    (.64)             .99             1.40              .88             1.05              .80
------------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------------------------------------------------------------
Net investment income:
------------------------------------------------------------------------------------------------------------------------------------
To preferred shareholders           (.05)            (.11)            (.12)            (.12)            (.13)            (.13)
------------------------------------------------------------------------------------------------------------------------------------
To common shareholders              (.41)            (.81)            (.81)            (.81)            (.88)            (.94)
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain on investments:
------------------------------------------------------------------------------------------------------------------------------------
To preferred shareholders             --               --               --               --               --             (.01)
------------------------------------------------------------------------------------------------------------------------------------
To common shareholders                --               --               --               --               --             (.08)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                 (.46)            (.92)            (.93)            (.93)           (1.01)           (1.16)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period
(common shares)                   $12.93           $14.03           $13.96           $13.49           $13.54           $13.50
------------------------------------------------------------------------------------------------------------------------------------
Market value, end of period
(common shares)                  $12.563          $13.875          $13.625          $12.875          $13.000          $13.625
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at market
value (common shares) (%)(a)       (6.64)*           7.82            12.12             5.34             1.78             9.09
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(total fund) (in thousands)      $46,834          $49,971          $49,766          $48,434          $48,583          $48,443
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)(c)         .66*            1.32             1.31             1.44             1.34             1.35
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(b)        3.00*            5.66             5.90             6.10             6.19             6.87
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)           --*           24.04            18.22            49.71            84.87             8.55
------------------------------------------------------------------------------------------------------------------------------------

  * Not Annualized.

(a) Total return assumes dividend reinvestment.

(b) Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for distributions to preferred shareholders.

(c) The ratio of expenses to average net assets for the year ended April 30, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (Note 2)



Notes to financial statements
October 31, 1999 (Unaudited)

Note 1
Significant accounting policies

Putnam New York Investment Grade Municipal Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The fund's investment objective is to seek a high current income exempt from federal income tax and New York State and City personal income tax. The fund intends to achieve its objective by investing in investment grade municipal securities constituting a portfolio that Putnam Investment Management, Inc., ("Putnam Management') the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc., believes to be consistent with preservation of capital.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At April 30, 1999, the fund had a capital loss carryover of approximately $1,257,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover                   Expiration
--------------                   --------------
      $765,000                   April 30, 2004
       492,000                   April 30, 2005

E) Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a 28-day period. The applicable dividend rate for the remarketed preferred shares on October 31, 1999 was 2.85%. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

F) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on original issue discount bonds are accreted according to the yield to maturity basis.

Note 2
Management fee, administrative
services, and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of weekly average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, and 0.50% thereafter.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund's gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than 0.70% of the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended October 31, 1999, fund expenses were reduced by $6,281 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $411 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchases and sales of securities

During the six months ended October 31, 1999, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $-- and $160,438, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Remarketed preferred shares

The Series A shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $50,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it will be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At October 31, 1999, no such restrictions have been placed on the fund.



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INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

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Putnam Fiduciary Trust Company

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William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

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George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
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Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Jerome J. Jacobs
Vice President

Richard P. Wyke
Vice President and Fund Manager

Richard A. Monaghan
Vice President

John R. Verani
Vice President

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PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
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